Exhibit 99.3

MISSION WEST PROPERTIES, INC.
INDEX TO PRO FORMA FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012 (Liquidation Basis).

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2012 (Liquidation Basis).

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011 (Liquidation Basis).

MISSION WEST PROPERTIES, INC.
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had Recapitalization and the Asset Sale taken place as of the dates set forth below. The pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with the Company’s consolidated historical financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2011, as amended, and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2012. In management’s opinion, the pro forma financial statements reflect all adjustments necessary to give effect to the Recapitalization and the Asset Sale.

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2012 (liquidation basis) is presented as if the Recapitalization and the Asset Sale had occurred on September 30, 2012.

The accompanying unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2012 (liquidation basis) is presented as if the Recapitalization and the Asset Sale had occurred on January 1, 2011.

The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2011 (liquidation basis) is presented as if the Recapitalization and the Asset Sale had occurred on January 1, 2011.

The accompanying pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the transactions reflected therein in fact occurred on the dates specified, nor do such pro forma financial statements purport to be indicative of the results of operations that may be achieved in the future.

Mission West Properties, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
September 30, 2012
(Dollars In Thousands) (Liquidation Basis)

	Company Historical	Recapitalization	Asset Sale	Adjustments	Company Pro Forma (1)
ASSETS
Net investments in real estate	$841,340	$(209,169)	$(632,171)		—
Cash and cash equivalents	26,905	—	435,129		$462,034	(2)
Deferred rent	16,753	(4,704)	(12,049)		—
Other assets, net	30,138	(17,011)	(13,127)		—
Total assets	$915,136	$(230,884)	$(222,218)	—	$462,034
LIABILITIES
Mortgage notes payable	$319,665	—	$(319,665)		—
Mortgage note payable (RP)	6,672	$(6,672)	—		—
Interest payable	1,524	—	(1,524)		—
Prepaid rent and deferred revenue	10,285	(7,836)	(2,449)		—
Estimated distribution payable	13,687	—	(13,687)	$450,000	$450,000	(3)
Accounts payable and accrued expenses	17,681	(643)	(17,038)	8,000	8,000	(4)
Security deposits	3,865	(1,726)	(2,139)		—
Total liabilities	373,379	(16,877)	(356,502)	458,000	458,000
EQUITY
Total stockholders' equity	141,447	—	(144,417)	(8,000)	(10,970)
Noncontrolling interests in operating partnerships	400,310	(214,007)	278,701	(450,000)	15,004
Total equity	541,757	(214,007)	134,284	$(458,000)	4,034
Total liabilities and equity	$915,136	$(230,884)	$(222,218)	—	$462,034

(1)
The Company liquidated 100% of its assets and will use the proceeds to fund distributions to common stockholders, converting Limited Partners and holders of vested options, and to pay transaction costs. Actual pro forma condensed consolidated balance sheets has zero assets, zero liabilities and zero equity. The amounts under this column are for explanation purposes only.

(2)
The cash amount will be transferred to a Liquidating Trust account and will be used to fund distributions to common stockholders, converting Limited Partners and holders of vested options, expenses related to the sale of the Company and other operating expenses. The Liquidating Trust account is established apart from the Company.

(3)	This amount represents an estimate of the aggregate distributions to common stockholders, converting Limited Partners and holders of vested options. Actual payout may be higher or lower.
(4)
This amount represents estimated remaining expenses related to the sale of the Company, CAC reconciliations due tenants and accruals of costs contingent in selling the Company. These costs will be paid out of the Liquidating Trust account.

Mission West Properties, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Nine Months Ended September 30, 2012
(Dollars In Thousands)

	Company Historical	Pro Forma Adjustments	Company Pro Forma
OPERATING REVENUES:
Rental income	$60,558	$(60,558)	—
Tenant reimbursements	10,962	(10,962)	—
Other income	1,340	(1,340)	—
Total operating revenues	72,860	(72,860)	—
OPERATING EXPENSES:
Property operating and maintenance	7,907	(7,907)	—
Real estate taxes	8,136	(8,136)	—
General and administrative	2,442	(2,442)	—
Depreciation & amortization of real estate	17,844	(17,844)	—
Total operating expenses	36,329	(36,329)	—
Operating income	36,531	(36,531)	—
OTHER INCOME (EXPENSES):
Equity in earnings of unconsolidated JV	215	(215)	—
Interest income	207	(207)	—
Interest expense	(14,453)	14,453	—
Interest expense (related parties)	(422)	422	—
Income from continued operations	22,078	(22,078)	—
Discontinued operations:
Gain from disposal of discontinued operations	18,699	(18,699)	—
Loss attributable to discontinued operations	(309)	309	—
Net gain from discontinued operations	18,390	(18,390)	—
Net income	40,468	(40,468)	—
Net income attributable to noncontrolling interests	31,925	(31,925)	—
Net income available to common stockholders	$8,543	$(8,543)	—
Net income per share from continuing operations:
Basic	$0.24		$0.00
Diluted	$0.24		$0.00
Net income per share from discontinued operations:
Basic	$0.13		$0.00
Diluted	$0.13		$0.00
Net income per share to common stockholders:
Basic	$0.38		$0.00
Diluted	$0.37		$0.00
Weighted average shares (basic)	22,657,940		22,657,940
Weighted average shares (diluted)	23,099,310		23,099,310

Mission West Properties, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Twelve Months Ended December 31, 2011
(Dollars In Thousands)

	Company Historical	Pro Forma Adjustments	Company Pro Forma
OPERATING REVENUES:
Rental income	$83,574	$(83,574)	—
Tenant reimbursements	17,701	(17,701)	—
Other income	3,581	(3,581)	—
Total operating revenues	104,856	(104,856)	—
OPERATING EXPENSES:
Property operating and maintenance	11,174	(11,174)	$2,198
Real estate taxes	10,980	(10,980)	—
General and administrative	2,378	12,857	13,037 (1)
Depreciation & amortization of real estate	22,839	(22,839)	—
Total operating expenses	47,371	(32,136)	15,235
Operating income	57,485	(72,720)	(15,235)
OTHER INCOME (EXPENSES):
Equity in earnings of unconsolidated JV	27	(27)	—
Interest income	515	(515)	—
Interest expense	(20,505)	20,505	—
Interest expense (related parties)	(631)	631	—
Income from continued operations	36,891	(52,126)	(15,235)
Discontinued operations:
Gain from disposal of discontinued operations	3,891	(3,891)	—
Loss attributable to discontinued operations	(1,881)	1,881	—
Net gain from discontinued operations	2,010	(2,010)	—
Net income	38,901	(54,136)	(15,235)
Net income attributable to noncontrolling interests	29,626	(29,626)	(11,981)
Net income available to common stockholders	$9,275	$(24,510)	$(3,254)
Net income per share from continuing operations:
Basic	$0.40		$(0.14)
Diluted	$0.39		$(0.14)
Net income per share from discontinued operations:
Basic	$0.01		$0.00
Diluted	$0.01		$0.00
Net income per share to common stockholders:
Basic	$0.41		$(0.14)
Diluted	$0.40		$(0.14)
Weighted average shares (basic)	22,489,475		22,489,475
Weighted average shares (diluted)	22,917,552		22,917,552

(1)
Estimated expense related to professional services, transaction costs, commerce charges, reconciliations due tenants, and contingent costs associated with transaction costs and operating costs incurred in the current period that have not been paid.